UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2021

BrightSphere Investment Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38979	47-1121020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Clarendon Street, 53rd Floor
Boston, Massachusetts 02116
(617) 369-7300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BSIG	New York Stock Exchange
4.800% Notes due 2026	BSIG 26	New York Stock Exchange
5.125% Notes due 2031	BSA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01    Other Events.

Notice of Redemption of 2031 Notes

On December 17, 2021, BrightSphere Investment Group Inc. (the “Company”) issued a notice for the full redemption of all $125 million aggregate principal amount outstanding of its 5.125% Senior Notes due August 1, 2031 (CUSIP: 10948W202) (the “2031 Notes”). The redemption is expected to occur on January 18, 2021. The redemption price for the 2031 Notes is $1,011.53 per $1,000.00 of principal amount of the 2031 Notes, which is equal to 100% of the principal amount, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption. The aggregate interest to be paid upon redemption is estimated to be approximately $1.4 million.

The 2031 Notes were issued under (i) the Indenture, dated as of July 25, 2016, between the Company, Wilmington Trust, National Association, as Trustee (the “Trustee”) and Citibank, N.A., as Securities Administrator (the “Securities Administrator”), (ii) the Second Supplemental Indenture, dated as of August 1, 2016, between the Company, the Trustee and the Securities Administrator and (iii) the Fourth Supplemental Indenture, dated as of July 11, 2019 between the Company, the Trustee and the Securities Administrator.

Interest on the 2031 Notes will cease to accrue on the redemption date. The notices of redemption specifying the terms, conditions and procedures for the redemptions are available through Citibank, N.A., located at 480 Washington Boulevard, 30th Floor, Jersey City, New Jersey 07310, Attention: Citibank Agency & Trust — BrightSphere Investment Group Inc., as paying agent for the 2031 Notes. The foregoing does not constitute a notice of redemption for the 2031 Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	December 17, 2021	BRIGHTSPHERE INVESTMENT GROUP INC.

		By:	/s/ Richard J. Hart
		Name:	Richard J. Hart
		Title:	Chief Legal Officer and Secretary